UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 6, 2005

First Midwest Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation)	0-10967 (Commission File Number)	36-3161078 (IRS Employer Identification No.)

300 Park Boulevard, Suite 405, Itasca, Illinois (Address of principal executive offices)		60143 (Zip Code)
(630) 875-7450 (Registrant's telephone number, including area code) N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FIRST MIDWEST BANCORP, INC.
FORM 8-K
January 6, 2005

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b) First Midwest Bancorp, Inc. has a retirement policy that generally requires the members of its Board of Directors to resign on the last day of the year in which he or she attains the age of 70. Effective January 1, 2005, First Midwest Bancorp, Inc. suspended this retirement policy as it applied to Bruce S. Chelberg, Chairman of the First Midwest's Nominating and Corporate Governance Committee, to permit him to serve until December 31, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

First Midwest Bancorp, Inc.
(Registrant)

Date: January 6, 2005	/s/ STEVEN H. SHAPIRO
Steven H. Shapiro Executive Vice President

2